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                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 33-66516 and No. 33-54741) and in the Registration Statement on From S-8 (No. 33-67834) of Western Gas Resources, Inc. of our report dated March 24, 1995 appearing on page 24 of this Form 10-K.


PRICE WATERHOUSE LLP

Denver, Colorado
March 28, 1995

                                      66

                                                                    Exhibit 23.1